UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2026 (May 30, 2025)

KIDZ AI INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-42588	99-2827182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 7th Avenue, Suite 905, New York, NY	10123
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 345-9588

Classover Holdings, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.0001 par value per share	KIDZ	The Nasdaq Stock Market LLC

Redeemable warrants	KIDZW	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

First Amendment to Purchase Agreement

As previously reported, on May 30, 2025, KIDZ AI Inc. (formerly Classover Holdings, Inc.) (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a certain investor (the “Buyer”). Pursuant to the Purchase Agreement, subject to certain conditions precedent contained therein, the Company was permitted to sell to the Buyer up to an aggregate of $500 million principal amount of newly issued senior secured convertible notes (the “Notes”).

The Purchase Agreement provided for an initial closing of $11 million principal amount of Notes, subject to customary closing conditions, which occurred on June 6, 2025. Under the Purchase Agreement, the Buyers have the sole option, upon one business day’s notice, to cause the Company to sell up to an additional $339 million principal amount of Notes (the “Additional Notes”) at one or more additional closings (each such closing of the purchase of such Additional Notes, an “Additional Closing” and the date(s) thereof, the “Additional Closing Date(s)”) and, subject to mutual agreement, the Company and Buyers could agree to sell up to an additional $150 million principal amount of Notes, on the applicable Additional Closing Date.

On May 28, 2026, the Company and the Buyer entered into a first amendment to the Purchase Agreement (the “Amendment”). Pursuant to the Amendment, among other things, the use of proceeds provided for upon the sale of Additional Notes at Additional Closings was modified to clarify that such proceeds shall be deposited into the Control Account (as defined in the Purchase Agreement) until the Company is compliant with the Available Cash Test (as defined in the Note) and the remainder of the proceeds shall be used for working capital or capital expenditures related to artificial intelligence operations; provided that none of the net proceeds from Additional Closings will be required to be deposited into the Control Account for as long as the Company is in compliance with the Available Cash Test. The Amendment also revised certain provisions of the form of Additional Notes to revise the terms of the Available Cash Test and the definitions of Permitted ELOC/ATM, Permitted Indebtedness and Permitted Liens under the Note.

Additional Closing

Concurrently with the entering into the Amendment, the Company sold to the Buyer at an Additional Closing an aggregate of $600,000 principal amount of Additional Notes. The Additional Notes will be convertible into Class B common stock, par value $0.0001 per share (“Common Stock”), of the Company at the option of the holder at an initial conversion price equal to 120% of the closing price of the Common Stock on the trading day immediately prior to the closing date, subject to adjustment as provided for in the Additional Notes. Interest is payable under the Additional Notes at a rate of 7% per annum and is payable, quarterly, at the option of the Company in cash, through the issuance of additional Notes or, under certain situations, through the issuance of shares of Common Stock. The Additional Notes will rank senior to all outstanding and future indebtedness of the Company and its subsidiaries (subject to certain exceptions contained in the Additional Notes) and will be secured by a first priority perfected security interest in all of the existing and future assets of the Company and its direct and indirect subsidiaries, including all of the capital stock of each of the subsidiaries and the cryptocurrency purchased with the proceeds of the Additional Notes. The Additional Notes are due on the two-year anniversary of the date of issuance unless earlier converted or repaid.

The offer and sale to the Buyer of the Additional Notes, as well as the shares of Common Stock issuable upon conversion of, or in payment of interest on, the Additional Notes will be made in reliance upon Section 4(a)(2) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), or upon such other exemption or exclusion from the registration requirements of the Securities Act as may be available with respect to any or all of the transactions with the Buyer to be made under the Purchase Agreement and Amendment.

The foregoing descriptions of the Amendment and Additional Notes are not complete and are qualified in their entirety by reference to the full text of the Amendment and Additional Notes, copies of which are filed as Exhibits 10.1 and 10.2, respectively, hereto and are incorporated herein by reference.

2

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information regarding the creation of a direct financial obligation set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Information regarding unregistered sales of securities set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 26, 2026, the Company filed a certificate of change to the Company’s certificate of incorporation (“Certificate of Change”) to change the Company’s name from “Classover Holdings, Inc.” to “KIDZ AI Inc.”

A copy of the Certificate of Change is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On May 29, 2026, the Company issued a press release announcing its entry into the Amendment and issuance of the Additional Notes. A copy of the press release is filed herewith as Exhibit 99.1.

The information furnished under Item 7.01, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
3.1	Certificate of Change
10.1	Form of First Amendment to Securities Purchase Agreement
10.2	Form of Additional Note
99.1	Press Release
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIDZ AI INC.

Dated: May 29, 2026	By:	/s/ Hui Luo
Hui Luo
Chief Executive Officer

4